INCOME TAXES (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Income Tax Disclosure [Line Items]
Reserves and accruals	$ 551		$ 771
Carryforward tax losses	25,953		32,007
Other temporary differences	1,029		1,727
Total deferred tax assets before valuation allowance	27,533		34,505
Valuation allowance	(17,052)	[1]	(30,409)	[1]
Net deferred tax assets	10,481		4,096
Goodwill and other intangible assets	(6,026)		(9,290)
Other temporary differences	(105)		(214)
Total deferred tax liabilities	(6,131)		(9,504)
Total deferred tax Assets (liabilities)	$ 4,350		$ (5,408)

[1]	The Company and its subsidiaries have provided valuation allowances in respect of deferred tax assets resulting from tax losses carryforward and other temporary differences for amounts that are more likely than not be realized in the foreseeable future.